UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(a) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 26, 2006, William B. Harrison announced his intention to retire as Chairman of the Board and a director of JPMorgan Chase & Co. (the "Registrant") effective December 31, 2006. It is expected the Board of Directors will elect Chief Executive Officer Jamie Dimon to the additional role of Chairman when Mr. Harrison retires. A copy of the Registrant's news release dated October 26, 2006, announcing Mr. Harrison's retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
	99.1	Registrant's news release dated October 26, 2006, announcing Mr. Harrison's retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
	By:	/s/ Anthony J. Horan
Date: October 27, 2006	Name: Title:	Anthony J. Horan Corporate Secretary

EXHIBIT INDEX
99.1	Registrant's news release dated October 26, 2006, announcing Mr. Harrison's retirement.